ANCHOR PATHWAY FUND

       Supplement to the Prospectus dated January 28, 1997

     Effective July 15, 1997, the Board of Trustees
appointed SunAmerica Asset Management Corp. ("SAAMCo") as
Business Manager of Anchor Pathway Fund (the "Fund").   SAAMCo
assumed all responsibilities previously performed by Anchor Investment Adviser, Inc., the Fund's Business Manager prior to July 15, 1997.

     In accordance therewith, the following paragraph supersedes and replaces the first full paragraph on page 13 of the Prospectus:

     Business Manager   The Fund's business manager is
SunAmerica Asset Management Corp., located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017 (the "Business Manager"). The Business Manager is a Delaware corporation formed on August 26, 1982, and is an indirect, wholly-owned subsidiary of Anchor National Life Insurance Company, which is an indirect subsidiary of SunAmerica Inc., an investment grade financial services company which, as of June 30, 1997, held approximately $48 billion in assets. Pursuant to the Business Management Agreement, the Business Manager manages the business affairs and the administration of the Fund. For providing these services, the Business Manager receives a monthly fee, accrued daily, based on the net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.20% of that portion of each Series' average daily net assets in excess of $30 million. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series at the annual rate of 0.24%. For the fiscal year ended November 30, 1996, the Series paid to Anchor Investment Adviser, Inc., the business manager of the Fund prior to July 15, 1997, a fee equal to the following
percentages of average daily net assets:  Growth Series   .20%,
International Series   .24%, Growth-Income Series   .20%, Asset
Allocation Series   .21%, High-Yield Bond Series   .21%, U.S.
Government/AAA-Rated Series   .21% and Cash Management Series
 .21%. The Fund pays certain expenses not assumed by the Business Manager, including, but not limited to, expenses of shareholder meetings, the expense of reports to existing shareholders, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, custodian fees, printing and preparation of registration statements, prospectuses and proxies, taxes, and compensation of Trustees who are not interested persons of the Fund.


August 28, 1997